UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2019

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700 Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	RMBS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 21, 2019, Rambus Inc. (“Rambus”) completed its previously announced sale to Visa International Service Association (“Purchaser”) of all outstanding shares of its subsidiary, Smart Card Software Limited, which comprised its payments and ticketing group, for $75 million in cash, subject to certain adjustments (the “Transaction”), pursuant to a share purchase agreement dated June 20, 2019 (the “Purchase Agreement”).

The Purchase Agreement also includes various other provisions customary for transactions of this nature, including a post-closing working capital adjustment, and various remedy provisions for the benefit of the Purchaser, subject to various limitations on liability for Rambus. As part of the Transaction, Rambus and the Purchaser have entered into a post-closing transition services agreement whereby Rambus is providing certain post-closing services to the Purchaser at designated fees. The foregoing is a summary of the material provisions of the Purchase Agreement. This summary is not intended to be complete and is qualified in its entirety by the Purchase Agreement, which Rambus filed with the Securities and Exchange Commission as Exhibit 2.1 to the Form 10-Q filed on August 2, 2019.

Item 8.01 — Other Events.

On October 22, 2019, Rambus Inc. issued a press release announcing the completion the Transaction.

The information in the press release that is an exhibit to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Rambus Inc., issued on October 22, 2019.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2019	Rambus Inc.

/s/ Jae Kim
Jae Kim Senior Vice President and General Counsel